UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                    September 27, 2004 (September 27, 2004)
               Date of Report (Date of Earliest Event Reported)

                          CAESARS ENTERTAINMENT, INC.
              (Exact name of Registrant as Specified in Charter)


           Delaware                1-14573               88-0400631
----------------------------    ---------------    -------------------------
(State or Other Jurisdiction      (Commission           (IRS Employer
     of Incorporation)            File Number)        Identification No.)


         3930 Howard Hughes Parkway
             Las Vegas, Nevada                                 89109
-----------------------------------------------      ---------------------------
   (Address of Principal Executive Offices)                  (Zip Code)


      Registrant's telephone number, including area code: (702) 699-5000


                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ X ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Other Events.

         On September 27, 2004, the Registrant, by and through certain of its subsidiaries, entered into a definitive agreement whereby an affiliate of Colony Capital, LLC will acquire the Atlantic City Hilton and Bally's Tunica from the Registrant. Harrah's Entertainment, Inc. will, by and through certain of its subsidiaries, sell Harrah's East Chicago and Harrah's Tunica in the same transaction. Pursuant to the terms of the agreement, the purchaser will acquire substantially all of the operating assets and assume certain liabilities of the Registrant's property for approximately $612 million and of the Harrah's properties for approximately $627 million. The transaction is subject to regulatory approval and other customary conditions. The information set forth in the joint press release regarding the transaction is incorporated herein by reference and attached hereto.

         On July 14, 2004, the Registrant, Harrah's Entertainment, Inc. and Harrah's Operating Company, Inc. entered into an Agreement and Plan of Merger whereby Harrah's will acquire the Registrant.


Item 9.01         Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.                Description
-----------                -----------

2.1 Asset Purchase Agreement dated as of September 27, 2004 by and among Showboat Marina Casino Partnership, an Indiana general partnership, Tunica Partners II L.P., a Mississippi limited partnership, GNOC Corporation, a New Jersey corporation, Bally's Olympia Limited Partnership, a Delaware limited partnership, and Resorts International Holdings, LLC, a Delaware limited liability company.

99.1 Joint Press Release issued by Caesars Entertainment, Inc. and Harrah's Entertainment, Inc. on September 27, 2004.

Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          CAESARS ENTERTAINMENT, INC.


                           By: /s/ Wesley D. Allison
                                ---------------------------------------------
                                 Name:   WESLEY D. ALLISON
                                 Title:  Senior Vice President, Controller and
                                         Interim Chief Financial Officer


Dated: September 27, 2004

                           EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

2.1 Asset Purchase Agreement dated as of September 27, 2004 by and among Showboat Marina Casino Partnership, an Indiana general partnership, Tunica Partners II L.P., a Mississippi limited partnership, GNOC Corporation, a New Jersey corporation, Bally's Olympia Limited Partnership, a Delaware limited partnership, and Resorts International Holdings, LLC, a Delaware limited liability company.

99.1 Joint Press Release issued by Caesars Entertainment, Inc. and Harrah's Entertainment, Inc. on September 27, 2004.